Exhibit 4.8

See Reverse Side for Restrictive Legends

Incorporated Under the Laws of the

State of Delaware

NUMBER	SHARES

B-

INCARA, INC.

Authorized Shares of Series B Preferred Stock – Fully Paid and Non-Assessable

This Certifies that                                                                                                        is the

registered holder of                                                                                                        Shares

of Series B Preferred Stock of the Company

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its authorized officers and its Corporate Seal to be hereunto affixed

this                  day                                                                              of                  A.D.

                            , Secretary                                                                                                                   , President

THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS CERTIFICATE (THE “COMMON SHARES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO ACQUISITION OF THE COMMON SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN EXEMPTION FROM REGISTRATION AVAILABLE SO THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

THE COMMON SHARES ARE SUBJECT TO A LIMITATION ON OWNERSHIP AS SET FORTH IN THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION.

For Value Received hereby sell, assign and transfer

unto

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
In presence of

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.